UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2005

Rocky Mountain Chocolate Factory, Inc.

(Exact name of registrant as specified in is charter)

Colorado	0-14749	84-0910696
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

EXPLANATORY NOTE
Item 2.02 Results of Operations and Financial Condition.
Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
Press Release

EXPLANATORY NOTE

     This Amendment No. 1 on Form 8-K/A (the “8-K/A”) is an amendment to the Rocky Mountain Chocolate Factory, Inc. Current Report on Form 8-K, dated January 5, 2005 (the “3rd Quarter Earnings 8-K”). The purpose of this 8-K/A is to correct a typographical error appearing under the heading “Store Information” on page 4 of the Press Release filed as Exhibit 99.1 to the 3rd Quarter Earnings 8-K. Except for correction of the typographical error referenced above, this 8-K/A does not update, modify, or amend any disclosure set forth in the 3rd Quarter Earnings 8-K.

Item 2.02 Results of Operations and Financial Condition.

     The Company has issued a press release concerning its third quarter ended November 30, 2004. The press release includes information regarding its results of operations and financial condition for the quarter, and is filed as an exhibit to this Form 8-K/A.

Item 7.01 Regulation FD Disclosure.

     The Company has issued a press release giving guidance concerning, among other things, its estimated full-year earnings per share. The Company has elected to furnish the press release as an exhibit to this Form 8-K/A.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Item	Exhibit

99.1	Press Release dated January 5, 2005.

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: January 5, 2005	By:	/s/ Bryan J. Merryman
Bryan J. Merryman, Chief Operating
Officer, Chief Financial Officer, Treasurer and Director

3

INDEX TO EXHIBITS

Item
Number	Exhibit

99.1	Press Release, dated January 5, 2005